Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	111,971.48
Total Transaction Valuation	810,800,000.00
Total Offset Amount	111,971.48
Net Fee	$ 0.00